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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On December 22, 2025 (the “Closing Date”), Jack in the Box Inc., a Delaware corporation (the “Company”) completed its previously announced sale of Del Taco Holdings Inc., a Delaware corporation and wholly owned subsidiary of the Company that owns and operates the Company’s Del Taco restaurant operations, to Del Taco Group, LLC, a California limited liability company and assignee of Yadav Enterprises, Inc., a California corporation and franchisee of the Company (“Buyer”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated October 15, 2025, by and among the Company, Buyer and Anil Yadav, a natural person (“Buyer Guarantor”), for an aggregate purchase price of approximately $119.0 million (the “Purchase Price”) in cash (the “Transaction”). The purchase price is subject to post-closing working capital adjustments. Buyer paid out $109.0 million in cash of the Purchase Price on the Closing Date, with the parties agreeing to permit Buyer to defer payment of the remaining $10.0 million in consideration to no later than January 12, 2026 subject to the Company’s receipt of a $100,000 commitment fee from Buyer, which was paid out to the Company on the Closing Date. The deferred amount accrues interest at an annual rate of eight percent. Buyer’s obligation to pay out the deferred consideration, together with accrued and unpaid interest, is guaranteed by Buyer Guarantor.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Transaction, is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2025, and the full text of which is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE
On December 22, 2025, the Company issued a press release announcing the closing of the Transaction.
A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 22, 2025
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

/s/ Sarah Super
Sarah Super
EVP, Chief Legal & Administrative Officer
Date: December 22, 2025